LB Series Fund, Inc.
AAL Variable Annuity Account I
AAL Variable Annuity Account II
LB Variable Annuity Account I
LBVIP Variable Annuity Account I
Thrivent Variable Annuity Account I
Thrivent Variable Life Account I

Supplement to Prospectuses dated April 30, 2003

Thrivent Variable Life Account I

Supplement to Prospectus dated December 31, 2003

Small Cap Growth Portfolio

Franklin Advisers, Inc. ("FAI") has given notice that it will terminate its Investment Subadvisory Agreement to serve as investment subadviser to the Small Cap Growth Portfolio, effective May 31, 2004. The Board of Directors of LB Series Fund, Inc. (the "Fund") has directed the Fund's investment adviser, Thrivent Financial for Lutherans ("Thrivent Financial"), to conduct a search for a new small cap growth investment subadviser to replace FAI. Thrivent Financial anticipates recommending a new investment subadviser to the Board of Directors at the Board's next regularly scheduled meeting on May 18, 2004. If the Board of Directors approves the recommendation, the new investment subadviser will begin serving as investment subadviser to the Portfolio on or before May 31, 2004. In the event a new investment subadviser is not in place by May 31, 2004, the Fund will either seek FAI's agreement to continue managing the Portfolio until a new investment subadviser is in place, or Thrivent Financial will assume direct investment management responsibilities for the Portfolio until a new subadviser assumes management of the Portfolio. Prior to May 31, 2004, the Fund will send notification to shareholders of the Portfolio advising them of who has been selected as new investment subadviser, when the change will take place, and if the change is expected to occur after May 31, 2004, who will be providing direct investment management to the Portfolio until the new subadviser assumes that responsibility.

The Small Cap Growth Portfolio operates under a "manager-of-managers" structure. Under this structure, Thrivent Financial has the authority, with approval of the Board of Directors, to hire, fire and change subadvisers and amend subadvisory agreements without shareholder approval. The hiring of a new investment subadviser to replace FAI will be done under this authority.

Mid Cap Select Growth Portfolio

No later than April 30, 2004, Massachusetts Financial Services Company ("MFS") will no longer serve as investment subadviser to the Mid Cap Select Growth Portfolio and Thrivent Financial will provide all investment management services to the Portfolio.

Brian L. Thorkelson and Andrea J. Thomas, CFA will serve as portfolio co-mangers of the Mid Cap Select Growth Portfolio.

Mr. Thorkelson has served as portfolio manager of the Mid Cap Growth Portfolio since its inception in 1998. Mr. Thorkelson has been with Thrivent Financial since 1987.

Ms. Thomas has served as portfolio manager of the Mid Cap Growth Portfolio since November 2003, and she served as an associate portfolio manager of the portfolio from 1997 to 2002. Ms. Thomas has been with Thrivent Financial since 1993 and has served as a portfolio manager since 2002.

Investors Growth Portfolio

No later than April 30, 2004, Massachusetts Financial Services Company ("MFS") will no longer serve as investment subadviser to the Investors Growth Portfolio and Thrivent Financial will provide all investment management services to the Portfolio.

Scott A. Vergin will serve as portfolio manager of the Growth Portfolio. Mr. Vergin has been the portfolio manager of the Growth Portfolio since 1994. Mr. Vergin has been with Thrivent Financial since 1984 and has served as a portfolio manager since 1994.

The date of this Supplement is February 20, 2004.

Please include this Supplement with your Prospectus.